UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2016

MGM GROWTH PROPERTIES LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-37733	47-5513237
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

6385 S. Rainbow Blvd., Suite 500, Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip code)

(702) 669-1480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 9, 2016, MGM Growth Properties LLC issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing that its consolidated subsidiaries, MGM Growth Properties Operating Partnership LP and MGP Finance Co-Issuer, Inc., priced $500 million in aggregate principal amount of senior unsecured notes due 2026 in a private placement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2016

MGM Growth Properties LLC

By:	/s/ Andrew Hagopian III
Name: Andrew Hagopian III Title: Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release.

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